UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983 - 1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant
(a) Dismissal of Previous Independent Accountant
On October 4, 2017, Kansas City Southern (“the Company”) replaced KPMG LLP (“KPMG”) as the Company’s independent registered accounting firm, effective upon completion of their audit of the Company’s consolidated financial statements as of and for the year ending December 31, 2017, and the effectiveness of internal control over financial reporting as of December 31, 2017, and the issuance of their reports thereon. This decision was approved by the Company’s Audit Committee.
During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through October 4, 2017, there were no (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).
The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2016 and 2015 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2016 and 2015 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.
(b) Engagement of New Independent Accountant
On October 4, 2017, the Audit Committee of the Board of Directors of the Company approved the engagement of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018.
During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through October 4, 2017, neither the Company nor anyone on its behalf consulted PricewaterhouseCoopers regarding either (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

16.1	Letter dated October 10, 2017 from KPMG LLP to the Securities and Exchange Commission

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: October 10, 2017

By:	/s/ Adam J. Godderz
Name: Adam J. Godderz
Title: Vice President & Corporate Secretary

Exhibit Index

Exhibit No.	Description

16.1	Letter dated October 10, 2017 from KPMG LLP to the Securities and Exchange Commission

4